                                                                     EXHIBIT 4.5
                                                                     -----------

  NUMBER                             CAREY                          SHARES

CI-                         CAREY INTERNATIONAL, INC.       SEE REVERSE SIDE FOR
COMMON STOCK             INCORPORATED UNDER THE LAWS OF     CERTAIN DEFINITIONS
                            THE STATE OF DELAWARE

                                                             CUSIP 141750 10 9


THIS CERTIFIES THAT



                                   SPECIMEN

IS THE OWNER OF



            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         $.01 PAR VALUE PER SHARE, OF


           ---------------                          ---------------
      --------------------CAREY INTERNATIONAL, INC.--------------------
           ---------------                          ---------------



transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Company, as amended from time to time, to which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.


Dated:


PRESIDENT AND SECRETARY                                 CHAIRMAN OF THE BOARD
                           CAREY INTERNATIONAL, INC.
                                   CORPORATE
                                     SEAL
                                     1979
                                   DELAWARE

COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1596, Denver, Colorado 80201


BY

TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE



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                           CAREY INTERNATIONAL, INC.

     The Company is authorized to issue more than one class or series of stock. Upon written request the Company will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN  - as joint tenants with right
               of survivorship and not as
               tenants in common

     UNIF GIFT MIN ACT -                Custodian
                        ----------------          ----------------
                           (Cust.)                    (Minor)
                        under Uniform Gifts to Minors
                        Act
                           ---------------------------------------
                                           (State)

    Additional abbreviations may also be used though not in the above list.

     For value received,                           hereby sell, assign and
                        --------------------------
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
      ---------------------

                                      ---------------------------------------
                                      NOTICE THE SIGNATURE TO THIS ASSIGNMENT
                                      MUST CORRESPOND WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

--------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM) PURSUANT
TO S.E.C. RULE 17Ad-15.


     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between the Company and Registrar and Rights Agent, dated as of June 20, 2000 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

     Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void. The Rights shall not be exercisable, and shall be void so long as held by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.